ING Partners, Inc.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (“Portfolio”)

Supplement dated August 25, 2009

to the Adviser Class (“ADV Class”) and Service Class (“S Class”) Prospectus, Initial
Class (“I Class”) Prospectus, and Service 2 Class (“Class S2”) Prospectus

each dated May 1, 2009

Effective May 1, 2009, Donald Easley was named co-chairman with Donald J. Peters of the investment advisory committee for the Portfolio.  The Portfolio’s ADV Class and S Class Prospectus, I Class Prospectus, and Class S2 Prospectus are amended to reflect the following:

1.                   The second paragraph of the section entitled “Management of the Portfolios – Sub-Advisers – ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio” beginning on page 63 of the ADV Class and S Class Prospectus, on page 60 of the I Class Prospectus, and page 38 of the Class S2 Prospectus, is deleted in its entirety and replaced with the following:

ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee co-chairmen, Donald J. Peters and Donald Easley, have day-to-day responsibility for managing the Portfolio and work with the committee in developing and executing the Portfolio’s investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993. Mr. Peters is a portfolio manager for major institutional relationships at T. Rowe Price with structured active and tax-efficient strategies. Mr. Easley is a Vice President of T. Rowe Price and a portfolio manager in the U.S. Equity Division for the Tax-Efficient and Structured Active Mid-Cap Growth Strategies and has co-managed the Portfolio since May 2009. Prior to joining T. Rowe Price in 2000, Mr. Easley worked as a credit analyst with the Bank of New York. Mr. Easley has also earned the Chartered Financial Analyst accreditation.

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ING Partners, Inc.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (“Portfolio”)

Supplement dated August 25, 2009

to the Adviser Class (“ADV Class”), Initial Class (“I Class”),

Service Class (“S Class”) and Service 2 Class (“Class S2”) shares

Statement of Additional Information (“SAI”) dated May 1, 2009

Effective May 1, 2009, Donald Easley was named co-chairman with Donald J. Peters of the investment advisory committee for the Portfolio.  The Portfolio’s SAI is amended to reflect the following:

1.               The tables in the sub-sections entitled “Other Managed Accounts” and “Portfolio Manager Ownership of Securities” under the section entitled “Other Information About Portfolio Managers – ING T. Rowe Price Diversified Mid Cap Growth Portfolio” on pages 115 and 116, respectively, of the SAI are amended to include the following:

Other Managed Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Donald Easley(1)	0	$0	0	$0	2	$30,603,485

(1) As of June 30, 2009 none of these accounts have an advisory fee based on the performance of the account. The information provided above does not include the Portfolio for which T. Rowe Price serves as Sub-Adviser for ING.

Portfolio Manager Ownership of Securities

Dollar Range of
Portfolio Manager	Fund Shares Owned
Donald Easley(1)	None

(1) As of June 30, 2009.

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